EXHIBIT 99

Term Sheets


Banc of America Commercial Mortgage Inc., Series 2004-4
-------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     IO
Contribution   Loan Name                                                             Loan #
------------   ---------                                                             ------
   10.18%      Dallas Market Center                                                  58320
    9.54%      Simon - West Ridge Mall                                               58295
    5.58%      8027 Leesburg Pike                                                    57564
    3.46%      Precision Park                                                        57476
    3.36%      Simon - Boardman Plaza                                                58298
    3.34%      Bank of America Center                                                58399
    2.79%      Santa Rosa Mall                                                       39342
    2.62%      The Promenade at Mission Viejo                                        58329
    2.39%      2601 Network Boulevard                                                58185
    2.12%      Evergreen Portfolio B                                                 39141
    1.86%      Best Western Seattle                                                   8465
    1.80%      Sun Communities Portfolio 12                                          58230
    1.76%      Woodmont Plaza                                                        58175
    1.70%      The Center at Coldwater                                               57534
    1.66%      Galaxy Center Office II                                               58111
    1.55%      Sun Communities - Buttonwood Bay                                      58208
    1.53%      506 Medical Center, 508 Medical Center, & Medical Center Atrium       57825
    1.40%      FCB Worldwide Building                                                58035
    1.39%      Twin Creeks Apartments                                                 9974
    1.30%      Mount Vernon Self Storage                                             58169
    1.18%      Citrus Village Plaza                                                  57951
    1.17%      19th and Greenway                                                     58109
    1.15%      Grass Valley                                                          58168
    1.09%      Harwood Central Village                                               58150
    1.03%      Swatara Retail Center                                                  7039
    1.02%      Stonebridge Crossing                                                  58039
    0.97%      Snapper Creek Medical Office Building                                 58072
    0.95%      Mayflower Center                                                      58164
    0.92%      Gregory Village                                                       58107
    0.85%      Arbors of Watermark                                                   58326
    0.82%      Corrado Medical Building                                               9129
    0.80%      Sun Communities Portfolio 2                                           58211
    0.79%      Gale Commerce Center                                                  58096
    0.79%      Vienna Marketplace                                                     9853
    0.78%      Alaska VA Clinic                                                      57856
    0.78%      Laurel Canyon Self Storage                                            58142
    0.76%      Euclid Meadows Apartments                                              6835
    0.72%      Westwinds Business Park                                               10035
    0.72%      Milford Square                                                        57810
    0.68%      Highland Park Place                                                   58033
    0.67%      Sun Communities - Catalina                                            58231
    0.67%      North Hills Medical Office Building                                   57819
    0.66%      One Forest Medical Plaza                                              57820
    0.64%      Beaumont Business Center                                              57921
    0.64%      Amarillo All Storage Center Portfolio                                 57979
    0.64%      Blue Lake Village MHC                                                  8790
    0.60%      Viewpoint Office Complex                                              58186
    0.59%      All Aboard Self Storage                                               58098
    0.59%      Greentree Apartments NC                                                8263
    0.58%      Zeman Portfolio - Town and Country                                    58289
    0.57%      1334 Third Street                                                      9244
    0.57%      Mane Street Shopping Center                                           58089
    0.57%      Lion's Way Apartments                                                  9323
    0.52%      Shurgard - San Juan Creek                                             57911
    0.52%      Sun Communities - Meadows                                             58210
    0.46%      Skyview Village Apartments                                            58322
    0.45%      Pine Ridge Plaza                                                      41160
    0.43%      Breckenridge Apartments                                               58260
    0.42%      Sun Communities - Pine Ridge                                          58330
    0.40%      Old Mill Corporate Center II                                          58123
    0.39%      2544 Valentine Avenue                                                 41035
    0.39%      984 Sheridan Avenue                                                   40931
    0.39%      Zeman Portfolio - Kingsway Estates                                    58266
    0.39%      East Lake Shopping Center                                             57981
    0.38%      GE-Kimko Portfolio                                                    39789
    0.38%      Quail Street Office                                                    7477
    0.37%      Brooklet Service Center                                                9301
    0.36%      Plaza at Marysville                                                   41602
    0.35%      Wrangler Company                                                      41399
    0.34%      Deerfield Apartments                                                  58328
    0.34%      Dallas Retail Center - Dallas, Oregon                                  9639
    0.33%      Southpoint Self-Storage                                                9269
    0.33%      Abbeville Shopping Center                                              9125
    0.33%      Sun Communities - Maplewood                                           58209
    0.32%      The Harrison Apartments                                                6979
    0.30%      Casa Grande Apartments                                                10364
    0.30%      405 Jackson Street                                                    39802
    0.29%      Attic Self Storage-Monroe                                              8650
    0.29%      Storage Depot - McAllen                                               10050
    0.29%      Inland Eckerd Portfolio                                               41196
    0.29%      Zeman Portfolio - Pleasant Ridge                                      58281
    0.28%      Hillside Woods                                                         8811
    0.27%      Kraft Food Warehouse                                                  39914
    0.26%      Extra Space Storage - ESPIV Portfolio                                 58028
    0.26%      Cranberry Square                                                      39593
    0.26%      AMLI Nantucket                                                        58395
    0.25%      Zeman Portfolio - Old Oaks Estates                                    58272
    0.25%      Center Pointe Shopping Center                                         41195
    0.22%      Winston Apartment Complex                                             10009
    0.21%      East Broadway Retail Shops                                             8521
    0.21%      Clare Meadows Apartments                                               8810
    0.18%      Pottstown Plaza                                                       40717
    0.17%      Bay Area Medical Center                                               57847
    0.15%      South Loop II Shopping Center                                         57982
    0.13%      Stadium Place Office                                                   8748
    0.12%      Presidential Halls                                                    40457
    0.11%      North Rivers Town Center                                              40740
    0.10%      Classic Storage Station                                                9652
    0.08%      Duval Station Center                                                  39154
    0.07%      Grandview Medical Office Building                                     57884
    0.03%      Southern Hills Medical Office Building A                              57882
    0.03%      Southgate Plaza                                                       38450
   -0.03%      Roxborough Portfolio                                                  40284
   -0.11%      Paradise Promenade                                                    39952
   -0.12%      Wendover Village                                                      40704
   -0.18%      Inland Southwest Portfolio                                            40390
   -0.24%      Springboro Plaza                                                      41020
   -0.59%      Northpointe Plaza                                                     40719
  100.00%